U.S. Bancorp 1Q14 Earnings Conference Call U.S. Bancorp 1Q14 Earnings Conference Call April 16, 2014 Richard K. Davis Chairman, President and CEO Andy Cecere Vice Chairman and CFO Exhibit 99.2

Forward-looking Statements and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made.  These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp.  Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  A reversal or slowing of the current moderate economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.  Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility.  Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values.  In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation.  U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks;
changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk.

For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2013, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance.  The reconciliations of those measures to
GAAP measures are provided within or in the appendix of the presentation.  These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

1Q14 Earnings
Conference Call
1Q14 Highlights
Net income of $1.4 billion; $0.73 per diluted common share
Average loan growth of 6.0% vs. 1Q13 and average loan growth of 1.3%
vs. 4Q13
Average deposit growth of 5.1% vs. 1Q13 and 0.2% vs. 4Q13
Net charge-offs declined 21.2% vs. 1Q13
Nonperforming assets decreased 1.0% vs. 4Q13 and 11.6% vs. 1Q13 (excluding covered assets)
Capital generation continues to reinforce capital position
• Common equity tier 1 capital ratio of 9.0% estimated for the Basel III fully implemented standardized approach
• Common equity tier 1 capital ratio of 9.7%; Tier 1 capital ratio of 11.4%
Returned 67% of earnings to shareholders in 1Q14
• Repurchased 12 million shares of common stock during the quarter

1Q14 Earnings
Conference Call
Performance Ratios
Return on Average Common Equity
and Return on Average Assets
Efficiency Ratio and
Net Interest Margin
Return on Avg Common Equity Return on Avg Assets Efficiency Ratio Net Interest Margin
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net
16.0%
16.1%
15.8%
15.4%
14.6%
1.65%
1.70%
1.65%
1.62%
1.56%
1.0%
1.5%
2.0%
2.5%
3.0%
8%
11%
14%
17%
20%
1Q13 2Q13 3Q13 4Q13 1Q14
50.7%
51.7%
52.4%
54.9%
52.9%
3.48%
3.43% 3.43%
3.40%
3.35%
2.0%
2.5%
3.0%
3.5%
4.0%
45%
50%
55%
60%
65%
1Q13 2Q13 3Q13 4Q13 1Q14

1Q14 Earnings
Conference Call
Taxable-equivalent basis
Year-Over-Year Change
(1.1%) (2.4%) (5.6%) (4.4%) (1.2%)
$ in millions
$4,874
$4,948
$4,891 $4,889
$4,814
3,500
4,000
4,500
5,000
5,500
1Q13 2Q13 3Q13 4Q13 1Q14
Revenue Growth

1Q14 Earnings
Conference Call
Loan and Deposit Growth
Average Balances
Year-Over-Year Growth
$ in billions
5.7%
$232.8
6.0%
$235.9
5.8%
$222.4
5.2%
$225.2
5.7%
$229.4
5.4%
$256.9
5.1%
$257.5
7.3%
$245.0
7.0%
$247.4
5.5%
$252.4
180.0
200.0
220.0
240.0
260.0
1Q13 2Q13 3Q13 4Q13 1Q14
Loans Deposits

1Q14 Earnings
Conference Call
Credit Quality
* Excluding Covered Assets (assets subject to loss sharing agreements with FDIC)
Net Charge-offs Nonperforming Assets*
$ in millions
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)
Nonperforming Assets (Left Scale)
NPAs to Loans plus ORE (Right Scale)
$433
$392
$328
$312
$341
0.79%
0.70%
0.57%
0.53%
0.59%
0.00%
0.75%
1.50%
2.25%
3.00%
0
150
300
450
600
1Q13 2Q13 3Q13 4Q13 1Q14
$2,029
$1,921
$1,880
$1,813
$1,794
0.95%
0.88%
0.85%
0.80%
0.78%
0.00%
0.75%
1.50%
2.25%
3.00%
0
800
1,600
2,400
3,200
1Q13 2Q13 3Q13 4Q13 1Q14

1Q14 Earnings
Conference Call
Earnings Summary
$ in millions, except per-share data
Taxable-equivalent basis
1Q14 4Q13 1Q13 vs 4Q13 vs 1Q13
Net Interest Income 2,706 $    2,733 $    2,709 $    (1.0) (0.1)
Noninterest Income 2,108 2,156 2,165 (2.2) (2.6)
Total Revenue 4,814 4,889 4,874 (1.5) (1.2)
Noninterest Expense 2,544 2,682 2,470 5.1 (3.0)
Operating Income 2,270 2,207 2,404 2.9 (5.6)
Net Charge-offs 341 312 433 (9.3) 21.2
Excess Provision (35) (35) (30) 16.7
Income before Taxes 1,964 1,930 2,001 1.8 (1.8)
Applicable Income Taxes 552 459 614 (20.3) 10.1
Noncontrolling Interests (15) (15) 41 nm
Net Income 1,397 1,456 1,428 (4.1) (2.2)
Preferred Dividends/Other 66 67 70 1.5 5.7
NI to Common 1,331 $    1,389 $    1,358 $    (4.2) (2.0)
Diluted EPS 0.73 $      0.76 $      0.73 $      (3.9)
Average Diluted Shares 1,828 1,832 1,867 0.2 2.1
% B/(W)

1Q14 Earnings
Conference Call
1Q14 Results - Key Drivers
vs. 1Q13
Net Revenue decline of 1.2%
• Net interest income flat; net interest margin of 3.35% vs. 3.48% in 1Q13
• Noninterest income decline of 2.6%
Noninterest expense increase of 3.0%
Provision for credit losses lower by $97 million
• Net charge-offs lower by $92 million, or 21.2%
• Provision lower than NCOs by $35 million vs. $30 million in 1Q13
vs. 4Q13
Net Revenue decline of 1.5%
• Net interest income decline of 1.0%; net interest margin of 3.35% vs. 3.40% in 4Q13
• Noninterest income decline of 2.2%
Noninterest expense decrease of 5.1%
Provision for credit losses higher by $29 million
• Net charge-offs increased by $29 million
• Provision lower than NCOs by $35 million vs. $35 million in 4Q13

1Q14 Earnings
Conference Call
Capital Position
$ in billions
RWA = risk-weighted assets
(a) March 31, 2014, based on the Basel III transitional standardized approach, all prior periods under Basel I
(b) The Basel III regulatory requirements for March 31, 2013, were based on the proposed rules for the Basel III fully implemented standardized approach released June 2012, all other periods were based on the final rules for the Basel III fully implemented standardized approach
1Q14 4Q13 3Q13 2Q13 1Q13
Total U.S. Bancorp shareholders' equity 42.1 $     41.1 $     40.1 $     39.7 $     39.5 $
Basel III transitional standardized approach/Basel I (a)
Common equity tier 1 capital 29.5 27.9 27.3        26.8        26.3
Tier 1 capital 34.6 33.4 32.7        32.2        31.8
Total risk-based capital 40.7 39.3 38.9        38.4        38.1
Common equity tier 1 capital ratio 9.7% 9.4% 9.3% 9.2% 9.1%
Tier 1 capital ratio 11.4% 11.2% 11.2% 11.1% 11.0%
Total risk-based capital ratio 13.5% 13.2% 13.3% 13.3% 13.2%
Leverage ratio 9.7% 9.6% 9.6% 9.5% 9.3%
Common equity tier 1 capital to RWA estimated for the
Basel III fully implemented standardized approach (b) 9.0% 8.8% 8.6% 8.6% 8.2%
Tangible common equity ratio 7.8% 7.7% 7.4% 7.5% 7.4%
Tangible common equity as a % of RWA 9.3% 9.1% 8.9% 8.9% 8.8%

1Q14 Earnings
Conference Call

Capital Actions
Share repurchase authorization and expected dividend increase announced
March 26
th
• Expect to increase annual dividend from $0.92 to $0.98, a 6.5% increase, effective 2Q14
• One year authorization to repurchase up to $2.3 billion of outstanding stock effective April 1, 2014
Returned 67% of earnings to shareholders during 1Q14
Reinvest and
Acquisitions
Dividends
Share
Repurchases
20 - 40% Targets: 30 - 40% 30 - 40%
33%
1Q14
Actual:
36% 31%
Earnings Distribution

12 1Q14 Earnings Conference Call

13 1Q14 Earnings Conference Call Appendix

1Q14 Earnings
Conference Call
Covered
Commercial
CRE
Res Mtg
Credit
Card
Retail
Average Loans
Average Loans Key Points
$ in billions
vs. 1Q13
Average total loans grew by $13.5 billion, or 6.0%
Average total loans, excluding covered loans,
were higher by 7.6%
Average total commercial loans increased $5.5
billion, or 8.5%; average commercial real estate
loans increased $2.8 billion, or 7.6%; average
residential mortgage loans increased $6.5 billion,
or 14.4%
vs. 4Q13
Average total loans grew by $3.1 billion, or 1.3%
Average total loans, excluding covered loans,
were higher by 1.7%
Average total commercial loans increased $1.9
billion, or 2.8%; average commercial real estate
loans increased $0.7 billion, or 1.9%; average
residential mortgage loans increased $0.9 billion,
or 1.7%
Year-Over-Year Growth
5.8% 5.2% 5.7% 5.7% 6.0%
Covered Commercial CRE Res Mtg Retail Credit Card
$222.4
$225.2
$229.4
$232.8 $235.9
0
70
140
210
280
1Q13 2Q13 4Q13 1Q14
(1.4%)
14.3%
3.4%
19.2%
(1.5%)
11.2%
3.7%
19.7%
(1.7%)
(2.2%)
9.4%
5.1%
19.9%
2.3%
(2.1%)
3Q13
7.8%
6.7%
17.6%
4.7%
(1.1%)
8.5%
14.4%
5.3%
0.9%
7.6%

1Q14 Earnings
Conference Call
Time
Money
Market
Checking
& Savings
Noninterest
-bearing
Average Deposits
Average Deposits Key Points
$ in billions
vs. 1Q13
Average total deposits increased by $12.5
billion, or 5.1%
Average low cost deposits (NIB, interest
checking, money market and savings)
increased by $15.3 billion, or 7.7%
vs. 4Q13
Average total deposits increased by $0.6
billion, or 0.2%
Average low cost deposits increased by $0.2
billion, or 0.1%
Year-Over-Year Growth
7.3% 7.0% 5.5% 5.4% 5.1%
Time Money Market Checking and Savings Noninterest-bearing
$245.0
$247.4
$252.4
$256.9
$257.5
0
80
160
240
320
1Q13 2Q13 3Q13 4Q13 1Q14
7.6%
15.6%
4.6%
4.4%
(4.3%)
24.5%
6.4%
3.6%
(5.7%)
17.8%
10.1%
0.2%
(8.0%)
16.2%
9.2%
2.5%
(6.1%)
11.6%
5.9%
6.7%

1Q14 Earnings
Conference Call
Net Interest Income
Net Interest Income Key Points
$ in millions
Taxable-equivalent basis
vs. 1Q13
Average earning assets grew by $12.2 billion,
or 3.9%
Net interest margin lower by 13 bps (3.35%
vs. 3.48%) driven by:
• Lower rates on investment securities and growth in
the portfolio
• Partially offset by lower rates on deposits and
short-term borrowings and a reduction in higher
cost long-term debt
vs. 4Q13
Average earning assets grew by $6.7 billion,
or 2.1%
Net interest margin lower by 5 bps (3.35% vs.
3.40%) driven by:
• Growth in lower rate investment securities
• Loan mix / loan fees
Year-Over-Year Growth
0.7% (1.5%) (2.5%) (1.8%) (0.1%)
$2,709
$2,672
$2,714
$2,733
$2,706
3.48%
3.43% 3.43%
3.40%
3.35%
0.0%
2.0%
4.0%
6.0%
8.0%
0
1,000
2,000
3,000
4,000
1Q13 2Q13 3Q13 4Q13 1Q14
Net Interest Income Net Interest Margin

1Q14 Earnings
Conference Call
Noninterest Income
Noninterest Income Key Points
$ in millions
Payments = credit and debit card revenue, corporate payment products revenue and merchant processing;
Service charges = deposit  service charges, treasury management fees and ATM processing services
vs. 1Q13
Noninterest income declined by $57 million, or
2.6%, driven by:
• Mortgage banking revenue decline of $165 million
• Higher credit and debit card revenue (11.7% increase) due to higher transaction volumes; higher merchant processing revenue
(2.6% increase) due to an increase in product fees and higher volumes, partially offset by lower rates
• Higher trust and investment management fees (9.4% increase)
due to account growth, improved market conditions and
business expansion
• Higher commercial products revenue (2.5% increase) due to
higher syndication fees on tax-advantaged products
• Higher other income, due to higher equity investment revenue
vs. 4Q13
Noninterest income declined by $48 million, or 2.2%,
driven by:
• Lower credit and debit card revenue (9.1% decrease) due to seasonally lower transaction volumes
• Lower deposit service charges (11.3% decrease) due to
seasonality
• Lower commercial products revenue (15.6% decrease) due to
lower wholesale transaction activity and seasonally lower tax-
advantaged project-related revenue
• Higher corporate payments revenue (4.2% increase) primarily due to seasonally higher government-related transaction volumes
• Higher trust and investment management revenues (2.4%
increase) due to improved market conditions, account growth
and business expansion
• Higher other income, primarily due to higher equity investment and retail leasing revenue
Year-Over-Year Growth
(3.3%) (3.4%) (9.1%) (7.4%) (2.6%)
$2,165
$2,276
$2,177
$2,156
$2,108
Trust and
Inv Mgmt
Service
Charges
All Other
Mortgage
Payments
12.5%
(41.1%)
(0.3%)
9.4%
4.8%
0
600
1,200
1,800
2,400
1Q13 2Q13 3Q13 4Q13 1Q14
All Other Mortgage Service Charges Trust and Inv Mgmt Payments

1Q14 Earnings
Conference Call
Noninterest Expense
Noninterest Expense Key Points
$ in millions
vs. 1Q13
Noninterest expense was higher by $74 million, or
3.0%, driven by:
• Higher compensation expense (3.0% increase) due to growth in staffing for business initiatives and merit increases
• Higher net occupancy and equipment expenses (6.0% increase)
due to business initiatives, higher rent expense and
maintenance costs
• Higher other expense mainly driven by insurance-related
recoveries in the prior year, partially offset by lower tax-
advantaged project costs and lower costs related to other real estate owned
• Lower employee benefits expense (6.8% decrease) driven by
lower pension costs
vs. 4Q13
Noninterest expense was lower by $138 million, or
5.1%, driven by:
• Lower professional services expense (29.7% decrease) due to seasonally lower costs; lower marketing and business
development expense (23.3% decrease) due to the timing of
marketing and business development programs
• Lower other expense mainly due to lower costs related to
investments in tax-advantaged projects
• Higher compensation expense (1.1% increase) due to merit
increases; higher employee benefits expense (5.1% increase)
due to seasonally higher payroll taxes, partially offset by lower pension expense
Year-Over-Year Change
(3.5%) (1.7%) (1.7%) (0.1%) 3.0%
$2,470
$2,557
$2,565
$2,682 $2,544
Occupancy
and Equipment
Prof Services,
Marketing
and PPS
All Other
Tech and Comm
Compensation
and Benefits
0
800
1,600
2,400
3,200
1Q13 2Q13 3Q13 4Q13 1Q14
7.9%
0.0%
7.0%
6.0%
0.9%
All Other
Tech and Communications Prof Svcs, Marketing and PPS
Occupancy and Equipment Compensation and Benefits

1Q14 Earnings
Conference Call
Credit Quality
- Commercial Loans
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong new lending activity with 3.0% linked quarter loan growth and 9.6% year-over-year growth;
utilization rates remained at historically low levels
Net charge-offs continued to be modest
Nonperforming loans increased moderately but remained at low levels
1Q13 4Q13 1Q14
Average Loans $59,921 $63,714 $65,645
30-89 Delinquencies 0.20% 0.33% 0.25%
90+ Delinquencies 0.10% 0.08% 0.07%
Nonperforming Loans 0.14% 0.19% 0.25%
$ in millions
$59,921
$61,507
$62,856
$63,714
$65,645
0.22% 0.22%
0.11%
0.21% 0.21%
0.0%
1.0%
2.0%
3.0%
4.0%
0
20,000
40,000
60,000
80,000
1Q13 2Q13 3Q13 4Q13 1Q14
Average Loans
Net Charge-offs Ratio 20%
25%
30%
35%
40%
Revolving Line Utilization Trend

1Q14 Earnings
Conference Call
Credit Quality
- Commercial Leases
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Net charge-offs remained at low levels and declined slightly from 4Q13
Nonperforming loans and delinquencies continued at modest levels
1Q13 4Q13 1Q14
Average Loans $5,378 $5,210 $5,189
30-89 Delinquencies 0.82% 0.85% 0.74%
90+ Delinquencies 0.00% 0.00% 0.00%
Nonperforming Loans 0.30% 0.23% 0.27%
$ in millions
$5,378
$5,255
$5,208 $5,210 $5,189
0.23%
0.31%
-0.53%
0.23%
0.16%
-1.0%
0.0%
1.0%
2.0%
3.0%
0
3,000
6,000
9,000
1Q13 2Q13 3Q13 4Q13 1Q14
Average Loans Net Charge-offs Ratio
Small Ticket
$3,113
Equipment
Finance
$2,076
Commercial Leases

1Q14 Earnings
Conference Call
Credit Quality
- Commercial Real Estate
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average loans increased 1.9% on a linked quarter basis and 7.6% year-over-year
Net recovery ratio of 0.03% marked the fourth consecutive quarter of net recoveries
Nonperforming loans of 0.67% continued its downward trend
1Q13 4Q13 1Q14
Average Loans $37,218 $39,318 $40,050
30-89 Delinquencies 0.22% 0.24% 0.14%
90+ Delinquencies 0.02% 0.07% 0.06%
Nonperforming Loans 1.36% 0.76% 0.67%
Performing TDRs* $526 $390 $359
$ in millions
Investor
$20,868
Multi-family
$2,615
Retail
$515
Residential
Construction
$1,790
A&D
Construction
$549
Office
$742
Other
$1,790
* TDR = troubled debt  restructuring
$37,218
$37,884
$38,501
$39,318
$40,050
0.21%
-0.18%
-0.06%
-0.29%
-0.03%
-0.5%
0.0%
0.5%
1.0%
1.5%
-20,000
0
20,000
40,000
60,000
1Q13 2Q13 3Q13 4Q13 1Q14
Average Loans
CRE Mortgage
CRE Construction
Owner
Occupied
$11,181
Net Charge-offs Ratio

1Q14 Earnings
Conference Call
Credit Quality
- Residential Mortgage
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Modest growth in high quality originations (weighted average FICO 759, weighted average LTV 70%), as average loans increased 1.7% over 4Q13
Over 78% of the balances have been originated since the beginning of 2009, the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning
1Q13 4Q13 1Q14
Average Loans $45,109 $50,732 $51,584
30-89 Delinquencies 0.71% 0.70% 0.59%
90+ Delinquencies 0.54% 0.65% 0.64%
Nonperforming Loans 1.46% 1.51% 1.50%
$ in millions
** Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($2,716 million 1Q14)
$45,109
$46,873
$49,139
$50,732
$51,584
0.83%
0.63%
0.46%
0.38%
0.45%
0.0%
1.0%
2.0%
3.0%
4.0%
0
15,000
30,000
45,000
60,000
1Q13 2Q13 3Q13 4Q13 1Q14
Average Loans Net Charge-offs Ratio
$2,035
$2,084
$2,030
$1,997
$1,962
0
1,000
2,000
3,000
4,000
1Q13 2Q13 3Q13 4Q13 1Q14
Residential Mortgage Performing TDRs**

1Q14 Earnings
Conference Call
1Q13 4Q13 1Q14
Average Loans $16,528 $17,366 $17,407
30-89 Delinquencies 1.24% 1.25% 1.19%
90+ Delinquencies 1.26% 1.17% 1.21%
Nonperforming Loans 0.78% 0.43% 0.38%
Credit Quality - Credit Card
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average loans flat on a linked quarter basis; up 5.3% year over year
Delinquencies have stabilized near historically low levels
Nonperforming loans continued to decline
$ in millions
$16,528
$16,416
$16,931
$17,366 $17,407
3.93%
4.23%
3.75%
3.72%
3.96%
0.0%
2.5%
5.0%
7.5%
10.0%
0
5,000
10,000
15,000
20,000
1Q13 2Q13 3Q13 4Q13 1Q14
Average Loans Net Charge-offs Ratio
$127
$109
$94
$78
$65
0.78%
0.65%
0.55%
0.43%
0.38%
0.0%
0.6%
1.2%
1.8%
2.4%
0
40
80
120
160
1Q13 2Q13 3Q13 4Q13 1Q14
Credit Card Nonperforming Loans

1Q14 Earnings
Conference Call
Credit Quality - Home Equity
High-quality originations (weighted average FICO on commitments was 765, weighted average
CLTV 70%) originated primarily through the retail branch network to existing bank customers on their primary residence
Net charge-offs ratio continued to decline on a linked quarter basis
1Q13 4Q13 1Q14
Average Loans $16,434 $15,488 $15,366
30-89 Delinquencies 0.70% 0.66% 0.57%
90+ Delinquencies 0.27% 0.32% 0.33%
Nonperforming Loans 1.25% 1.08% 1.09%
Subprime: 2%
Wtd Avg LTV**: 89%
NCO: 4.46%
$ in millions
Prime: 95%
Wtd Avg LTV**: 72%
NCO: 0.75%
** LTV at origination
Other: 3%
Wtd Avg LTV**: 72%
NCO: 0.83%
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
$16,434
$15,989
$15,648
$15,488
$15,366
1.80%
1.45%
1.09%
0.95%
0.82%
0.0%
1.5%
3.0%
4.5%
6.0%
0
6,000
12,000
18,000
24,000
1Q13 2Q13 3Q13 4Q13 1Q14
Average Loans Net Charge-offs Ratio
Home Equity

1Q14 Earnings
Conference Call
Credit Quality - Retail Leasing
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong year-over-year growth (9.7%), driven by high-quality originations (weighted average FICO 772)
Delinquencies remained relatively stable at very low levels
Strong used auto values continued to contribute to historically low net charge-offs
1Q13 4Q13 1Q14
Average Loans $5,448 $5,847 $5,979
30-89 Delinquencies 0.12% 0.18% 0.16%
90+ Delinquencies 0.02% 0.00% 0.02%
Nonperforming Loans 0.02% 0.02% 0.02%
$ in millions
* Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending value
$5,448
$5,653 $5,664
$5,847
$5,979
0.07%
-0.07%
0.07%
0.00% 0.00%
- 0.5%
0.0%
0.5%
1.0%
1.5%
0
3,000
6,000
9,000
1Q13 2Q13 3Q13 4Q13 1Q14
Average Loans Net Charge-offs Ratio
90
100
110
120
130
Manheim Used Vehicle Index*

1Q14 Earnings
Conference Call
Credit Quality - Other Retail
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Auto loan growth continued to offset declines in student lending loan balances
Net charge-offs and delinquencies remain low with declines on a linked quarter basis reflecting seasonality
1Q13 4Q13 1Q14
Average Loans $25,364 $26,059 $26,312
30-89 Delinquencies 0.48% 0.50% 0.40%
90+ Delinquencies 0.16% 0.14% 0.13%
Nonperforming Loans 0.10% 0.09% 0.08%
Revolving
Credit
$3,255
Student
Lending
$3,526
$ in millions
$25,364
$25,224
$25,682
$26,059
$26,312
0.83%
0.76%
0.83%
0.79%
0.69%
0.0%
1.0%
2.0%
3.0%
4.0%
0
10,000
20,000
30,000
40,000
1Q13 2Q13 3Q13
4Q13 1Q14
Average Loans
Net Charge-offs Ratio
Other Retail
Installment
$5,716
Auto Loans
$13,815

1Q14 Earnings
Conference Call
Credit Quality - Auto Loans
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Continued growth in auto loans driven by high-quality originations in the Indirect Channel
(weighted average FICO 751)
Low net charge-offs and delinquencies declined on a linked quarter basis reflecting seasonality and continued used vehicle value strength
1Q13 4Q13 1Q14
Average Loans $12,519 $13,409 $13,815
30-89 Delinquencies 0.30% 0.34% 0.26%
90+ Delinquencies 0.03% 0.04% 0.03%
Nonperforming Loans 0.02% 0.02% 0.02%
$ in millions
Auto Loans are included in Other Retail category
Direct: 7%
Wtd Avg FICO: 748
NCO: 0.10%
Indirect: 93%
Wtd Avg FICO: 764
NCO: 0.08%
$12,519
$12,575
$12,946
$13,409
$13,815
0.16%
0.00%
0.09%
0.12%
0.09%
0.0%
0.2%
0.4%
0.6%
0.8%
0
4,000
8,000
12,000
16,000
1Q13 2Q13 3Q13 4Q13 1Q14
Average Loans
Indirect and Direct Channel
Net Charge-offs Ratio

1Q14 Earnings
Conference Call
Mortgage Repurchase
Mortgages Repurchased and Make-whole Payments
Mortgage Representation and Warranties Reserve
$ in millions 1Q14 4Q13 3Q13 2Q13 1Q13
Beginning Reserve $83 $176 $190 $233 $240
Net Realized Losses (10) (63) (13) (16) (23)
Change in Reserve 2 (30) (1) (27) 16
Ending Reserve $75 $83 $176 $190 $233
Mortgages
repurchased
and make-whole
payments $36 $32 $42 $41 $79
Repurchase activity lower than
peers due to:
• Conservative credit and
underwriting culture
• Disciplined origination process -
primarily conforming loans
( 95% sold to GSEs)
Do not participate in private
placement securitization market
Outstanding repurchase and
make-whole requests balance
= $44 million

1Q14 Earnings
Conference Call
Non-GAAP Financial Measures
$ in millions 1Q14 4Q13 3Q13 2Q13 1Q13
Total equity 42,743 $    41,807 $    41,552 $    41,050 $    40,847 $
Preferred stock (4,756)       (4,756)       (4,756)       (4,756)       (4,769)
Noncontrolling interests (689)          (694)          (1,420)       (1,367)       (1,316)
Goodwill (net of deferred tax liability) (1) (8,352)       (8,343)       (8,319)       (8,317)       (8,333)
Intangible assets, other than mortgage servicing rights (804)          (849)          (878)          (910)          (963)
Tangible common equity (a) 28,142       27,165       26,179       25,700       25,466
Tangible common equity (as calculated above) 28,142       27,165       26,179       25,700       25,466
Adjustments (2) 239           224           258           195           81
Common equity tier 1 capital estimated for the Basel III fully
implemented standardized approach (b) 28,381       27,389       26,437       25,895       25,547
Tier 1 capital, determined in accordance with prescribed
regulatory requirements using Basel I definition 33,386       32,707       32,219       31,774
Preferred stock (4,756)       (4,756)       (4,756)       (4,769)
Noncontrolling interests, less preferred stock not eligible for Tier 1 capital (688)          (686)          (685)          (684)
Tier 1 common equity using Basel I definition (c) 27,942       27,265       26,778       26,321
Note: The Basel III regulatory requirements for March 31, 2013, were based on the proposed rules for the Basel III fully implemented standardized approach released June 2012, all other periods were based on the final rules for the Basel III fully implemented standardized approach.
(1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements beginning March 31, 2014.
(2) Includes net losses on cash flow hedges included in accumulated other comprehensive income and other adjustments.  March 31, 2013, also includes a deduction for disallowed mortgage servicing rights.
(3) Includes higher risk-weighting for unfunded loan commitments, investment securities, mortgage servicing rights and other adjustments.  March 31, 2013, also includes higher risk-weighting for residential mortgages.

1Q14 Earnings
Conference Call
Non-GAAP Financial Measures
$ in millions 1Q14 4Q13 3Q13 2Q13 1Q13
Total assets 371,289 $  364,021 $  360,681 $  353,415 $  355,447 $
Goodwill (net of deferred tax liability) (1) (8,352)       (8,343)       (8,319)       (8,317)       (8,333)
Intangible assets, other than mortgage servicing rights (804)          (849)          (878)          (910)          (963)
Tangible assets (d) 362,133     354,829     351,484     344,188     346,151
Risk-weighted assets, determined in accordance with prescribed
regulatory requirements (e) 302,841     * 297,919     293,155     289,613     289,672
Adjustments (3) 13,238       * 13,712       13,473       12,476       21,021
Risk-weighted assets estimated for the Basel III fully implemented
standardized approach (f) 316,079     * 311,631     306,628     302,089     310,693
Ratios *
Tangible common equity to tangible assets (a)/(d) 7.8% 7.7% 7.4% 7.5% 7.4%
Tangible common equity to risk-weighted assets (a)/(e) 9.3% 9.1% 8.9% 8.9% 8.8%
Tier 1 common equity to risk-weighted assets using Basel I definition (c)/(e) 9.4% 9.3% 9.2% 9.1%
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented standardized approach (b)/(f) 9.0% 8.8% 8.6% 8.6% 8.2%
* Preliminary data.  Subject to change prior to filings with applicable regulatory agencies.
Note: The Basel III regulatory requirements for March 31, 2013, were based on the proposed rules for the Basel III fully implemented standardized approach released June 2012, all other periods were based on the final rules for the Basel III fully implemented standardized approach.
(1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements beginning March 31, 2014.
(2) Includes net losses on cash flow hedges included in accumulated other comprehensive income and other adjustments.  March 31, 2013, also includes a deduction for disallowed mortgage servicing rights.
(3) Includes higher risk-weighting for unfunded loan commitments, investment securities, mortgage servicing rights and other adjustments.  March 31, 2013, also includes higher risk-weighting for residential mortgages.

U.S. Bancorp 1Q14 Earnings Conference Call U.S. Bancorp 1Q14 Earnings Conference Call April 16, 2014